                                                                                                                        February 1, 2013

DREYFUS INTERNATIONAL VALUE FUND

Supplement to Prospectus
dated January 1, 2013

The following information supersedes and replaces any contrary information contained in the section of the prospectus entitled "Fund Summary – Portfolio Management."

The fund's investment adviser is The Dreyfus Corporation.  The fund is managed by a team of portfolio managers employed by The Dreyfus Corporation and The Boston Company Asset Management LLC (TBCAM), an affiliate of The Dreyfus Corporation.  The team consists of Clifford Smith, the lead portfolio manager, and D. Kirk Henry.  Mr. Smith is a senior portfolio manager at TBCAM and has been the fund's lead portfolio manager since January 2013.  Mr. Henry is senior vice president at TBCAM.  Messrs. Smith and Henry have been portfolio managers of the fund since June 2002.

The following information supersedes and replaces any contrary information contained in the third paragraph of the section of the prospectus entitled "Fund Details – Management."

The fund is managed by a team of portfolio managers employed by Dreyfus and The Boston Company Asset Management LLC (TBCAM), an affiliate of Dreyfus.  The team consists of Clifford Smith, the lead portfolio manager, and D. Kirk Henry.  Mr. Smith is a senior portfolio manager at TBCAM, where he has been employed since 1998, and has been the fund's lead portfolio manager since January 2013.  Mr. Henry is senior vice president at TBCAM, where he has been employed since 1994.  Messrs. Smith and Henry have been portfolio managers of the fund since June 2002.